Earnings Per Share	6 Months Ended
Jun. 30, 2016
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
NOTE 7 – Earnings Per Share

Basic earnings (loss) per Ordinary Share is computed by dividing net income (loss) available to ordinary shareholders by the weighted-average number of Ordinary Shares outstanding during the period. Diluted earnings (loss) per common share is computed by dividing net income (loss) available to ordinary shareholders by the sum of (1) the weighted-average number of Ordinary Shares outstanding during the period, (2) the dilutive effect of the assumed exercise of share options using the treasury stock method, and (3) the dilutive effect of other potentially dilutive securities.

	Six Months Ended June 30,
Earnings per share	2016	2015
Company posted	Net loss	Net loss
Basic weighted average shares outstanding	1,177,693,383	722,345,600
Dilutive effect of Ordinary Share equivalents	None	None
Dilutive weighted average shares outstanding	1,177,693,383	722,345,600

For purposes of the diluted net loss per share calculation, share options and warrants are considered to be potentially dilutive securities and are excluded from the calculation of diluted net loss per share because their effect would be anti-dilutive. Therefore, basic and diluted net loss per share was the same for the periods presented due to the Company’s net loss position.

The following table shows the number of share equivalents that were excluded from the computation of diluted earnings per share for the respective periods because the effect would have been anti-dilutive:

	Six-Month	Six-Month
	Period Ended	Period Ended
	June 30, 2016	June 30, 2015
Total share options	76,928,864	-
Total warrants-equity classified	1,782,246	-
Total warrants-liability classified	5,806,280	-
Total share options and warrants	84,517,390	-